Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report of Small Business Issuers of Sunrise U.S.A. Incorporated (the Company) on Amendment No. 1 to Form 10-KSB filed with the Securities and Exchange Commission on the date hereof (the Report), I, Omar G. Barrientos, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ OMAR G. BARRIENTOS
      Omar G. Barrientos
      President
      Sunrise U.S.A. Incorporated

Date: March 30, 2006